UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-02857

Name of Fund:  High Income Portfolio of Merrill Lynch Bond Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, High Income Portfolio of Merrill Lynch Bond Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 09/30/05

Date of reporting period: 10/01/04 - 09/30/05

Item 1 -   Report to Stockholders


High Income Portfolio of
Merrill Lynch Bond Fund, Inc.


Annual Report
September 30, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863);
(2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Bond Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


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High Income Portfolio of Merrill Lynch Bond Fund, Inc.


Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.       SEPTEMBER 30, 2005



A Letter From the President


Dear Shareholder

Amid what we've coined a "muddle through" year for the financial markets, the major benchmark indexes managed to post positive results for the current reporting period:

Total Returns as of September 30, 2005                                6-month        12-month
U.S. equities (Standard & Poor's (S&P) 500 Index)                      +5.02%        +12.25%
Small-cap U.S. equities (Russell 2000 Index)                           +9.21%        +17.95%
International equities (MSCI Europe Australasia Far East Index)        +9.26%        +25.79%
Fixed income (Lehman Brothers Aggregate Bond Index)                    +2.31%        + 2.80%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)         +2.80%        + 4.05%
High yield bonds (Credit Suisse First Boston High Yield Index)         +2.82%        + 6.31%

Since June 2004, the Federal Reserve Board (the Fed) has tirelessly advanced its interest rate hiking program, raising the federal funds rate 11 times to 3.75% by period-end. The Fed admittedly remains more concerned about inflation than slowing economic growth, causing some to worry that the central bank may overreact to inflation and increase interest rates more than is necessary to maintain a healthy economic balance. Recent disruptions to production and spending from Hurricanes Katrina and Rita are likely to distort the economic data in the short term, muddying the underlying trends. However, any hurricane-induced slowdown is likely to be short lived, and the fiscal stimulus associated with reconstruction efforts in the Gulf could add to gross domestic product growth in 2006.

U.S. equities exhibited resilience over the past several months as investors generally tended to proceed with caution. After a strong finish to 2004, the S&P 500 Index remained largely range-bound in 2005, with the last three months representing the best quarter of the year. Up to this point, strong corporate earnings reports and low long-term bond yields have worked in favor of equities. Looking ahead, high energy prices, continued interest rate hikes, a potential consumer slowdown and/or disappointing earnings pose the greatest risks to U.S. stocks. Internationally, many markets have benefited from strong economic statistics, trade surpluses and solid finances.

In the bond market, the yield curve continued to flatten as short-term interest rates moved in concert with the Fed rate hikes and longer-term interest rates remained more constant or declined. The difference between two-year and 10-year Treasury yields collapsed from 151 basis points (1.51%) on September 30, 2004 to 70 basis points on March 31, 2005, to just 16 basis points at period-end.

Financial markets are likely to face continued crosscurrents in the months ahead. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.       SEPTEMBER 30, 2005



A Discussion With Your Fund's Portfolio Manager


After hitting its low for the fiscal year in mid-May, the high yield market rebounded and, we believe, has the capacity to outperform bellwether 10-year Treasury issues in 2005.


How did the Portfolio perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended September 30, 2005, the Portfolio's Class A, Class B, Class C and Class I Shares had total returns of +5.99%, +5.44%, +5.38% and +6.05%, respectively. (Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 8 and 9 of this report to shareholders.) For the same period, the benchmark Credit Suisse First Boston (CSFB) High Yield Index returned +6.31% and the Lipper High Current Yield Funds category posted an average return of +6.06%. (Funds in this Lipper category aim for high relative current yield from fixed income securities. There are no quality or maturity restrictions and the funds tend to invest in lower-grade debt issues.)

The Portfolio's performance for the year was generally consistent with the Lipper category average and slightly below the benchmark index. Higher-beta issues, on which the Portfolio was focused in the first half of the year, performed strongly in November and December of 2004. Unfortunately, that outperformance didn't continue into the early months of 2005 as the market was burdened by weak Treasury and equity returns, heavy outflows from high yield mutual funds, and rising oil prices. April and May were particularly difficult months as the market digested the downgrades of General Motors Corporation's and Ford Motor Company's debt to non-investment grade status. High-beta securities, particularly auto-related issues and those impacted by higher petroleum prices (such as chemicals and plastic packaging), suffered most during that period. Accordingly, the Portfolio's concentration on higher-beta issues hampered performance during this time. After hitting bottom in mid-May, the market rallied through July, and we took the opportunity to reduce our exposure to high-beta issues. As such, when the market declined once more in late August and September on the heels of Hurricanes Katrina and Rita, the Portfolio was less susceptible to the weakness.

As the Federal Reserve Board (the Fed) continued to advance its monetary tightening campaign, we remained positioned for rising interest rates. Specifically, we maintained a short position in Treasury futures in order to cushion the Portfolio from the negative price impact associated with rising interest rates. This strategy benefited performance as 10-year Treasury issues significantly underperformed high yield bonds for the year. In all, the Fed raised interest rates eight times during the past 12 months, bringing the target short-term interest rate to 3.75% by period end. While yields on the short end of the Treasury yield curve moved in concert with the Fed interest rate hikes, yields on the long end of the curve moved up at a more moderate pace, reflecting market technicals and resulting in a flattening of the yield curve. The rising long-term yields disproportionately affected the higher-quality sectors of the high yield market because of their higher correlation with Treasury issues.

In terms of sector attribution, we had disappointing results from our holdings in food & tobacco, paper, packaging and manufacturing. Nevertheless, holdings in the energy, U.S. cable, international cable, airlines, broadcasting and information technology sectors contributed positively to Portfolio performance. Our selective participation in the new-issue calendar also benefited results throughout the year, as did our exposure to emerging market issues.


Describe conditions in the high yield market during the year.

Following two years of strong performance, the high yield market faced two significant hurdles during the period. The first was the negative ripple effect that resulted from the General Motors and Ford downgrades, and second was the double devastation wrought by Hurricanes Katrina and Rita. Leading up to the Ford and General Motors downgrades, high-grade portfolios began to transition out of those names, leaving the high yield market to absorb a great deal of supply. At the same time, we saw a significant decline in the fundamentals of auto and auto-related issues. Nevertheless, when the downgrades finally occurred in early May, it was somewhat anticlimactic. The market, having already adjusted to accommodate those issues, recovered quickly to enjoy a strong June and July.

The main impact of Katrina and Rita came in the form of increasing energy prices, which hurt packaging companies the most. The high price of natural gas increases the cost of feedstock that the packaging companies use to make plastic packaging. Because of their limited ability to pass the higher cost of feedstock on to their customers, these companies' margins are expected to be squeezed accordingly.



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.       SEPTEMBER 30, 2005



Nevertheless, the market did benefit from a couple of tailwinds, including healthy corporate earnings and a fairly vibrant economy. In February 2005, the market recorded the lowest end-of-month spread versus 10-year Treasuries since the CSFB High Yield Index was initiated in January 1986 at 307 basis points (3.07%). In March, the spread between high yield and 10-year Treasury issues widened to 373 basis points. At period end, despite the dramatic volatility during the interim, the spread was little changed at 377 basis points.

New issuance, which had been robust for some time, declined sharply in August 2005. For the month, the market saw 27 new issues totaling $6.6 billion. September brought a dramatic rebound, with new issuance of $11.2 billion in 42 transactions. For the calendar year-to-date, new issuance was $78.1 billion, substantially lower than the $103.7 billion at the same time last year. It appears the market is becoming increasingly discerning as to which transactions it will accommodate. We believe this means better value in the new issues that are coming to market.

The default rate by high yield corporate borrowers has remained fairly steady at around 2%. The most recent quarter brought a modest upward blip due to the default of a major issuer. However, we expect the default rate to remain moderate, in the 2% area, for the next several months. Notably, the U.S. bankruptcy laws were changed in early October 2005. We did not see many corporations taking advantage, which would seem to indicate that companies that were going to pursue Chapter 11 in the near term have already done so.


What changes were made to the Portfolio during the year?

As the market rebounded in June and July, we took the opportunity to reduce our exposure to lower-tier credits. The Portfolio's position in CCC-rated credits began the year at 22% of net assets, rose as high as 34%, and ended the period at 21%. At the same time, we added to our holdings in B-rated issues and increased the Portfolio's cash position. The goal is to have the cash available to take advantage of market opportunities as they present themselves. We also reduced our exposure to emerging markets during the fiscal year as an improving dollar began to hurt the performance of non-dollar-related issues. We sold several positions at good profits, and those retained in the Portfolio continue to perform well.

Portfolio turnover was lower than during the prior fiscal year, partially reflecting the lower level of activity in the marketplace. Nevertheless, we actively removed or trimmed positions that we believed had realized their potential, and also eliminated those holdings that appeared to have limited upside potential. In terms of sector exposure, we increased our positions in autos, information technology, health care, manufacturing and paper. We reduced exposure to chemicals, gaming, telecommunications, transportation, utilities and emerging market sovereigns.

We maintained our Treasury short, about 3%. Finally, our participation in the new-issue calendar has become increasingly selective as we seek to add value by looking at new transactions with a more discerning eye.


How would you characterize the Portfolio's position at the close of the period?

On balance, we believe the economy will continue its growth into 2006, which would be supportive of the credit-worthiness of high yield issues. We expect robust merger-and-acquisition and leveraged buyout activity to increase leverage in selected sectors and result in significant new high yield issuance as equity sponsors finance this activity.

Amid these conditions, our strategy is to continue repositioning the portfolio, focusing on the single-B sector and issues with liquidity, and to reduce our overall exposure to lower-rated issues. We expect the high yield market to outperform 10-year Treasury issues for calendar year 2005. Thus, we plan to concentrate on sectors of the market that we believe to be less susceptible to price/yield pressure from Treasury securities and high-grade corporate bonds, which are closely correlated to Treasury issues.

Given the expectation for rising interest rates and market volatility, we believe it is appropriate to carry a cash position of 5% - 10% of net assets, depending on our view of the market. We expect to continue to be short Treasury futures to help offset the price weakness associated with the anticipated rise in Treasury yields. We also expect to continue to use emerging market issues in those instances where we discern value.


B. Daniel Evans
Vice President and Portfolio Manager


October 17, 2005



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.       SEPTEMBER 30, 2005


Portfolio Information
                                                                                                                       Percent of
As of September 30, 2005                                                                                               Net Assets
Ten Largest Corporate Bond Holdings


Commonwealth Brands, Inc.*   Commonwealth Brands is a low-cost manufacturer of cigarettes, including the USA Gold,
                             Montclair, Malibu, Rivera and Sonoma brands. Its products are sold at a 25% - 30%
                             discount to the premium brands such as Marlboro of Philip Morris and Camels of Reynolds
                             American. Commonwealth Brands sells into various channels including supermarket chains,
                             c-stores, gas stations and others. It is also a subsequent participant to the Master
                             Settlement Agreement with 46 states signed in 1998.                                             1.9%

Intelsat Bermuda Ltd.*       Intelsat is the second largest fixed satellite service firm in the world with a fleet of
                             28 satellites and revenues of $1.1 billion. Intelsat was acquired by a consortium of private equity firms in late 2004 and has just announced a merger with rival PanAmSat.
                             The combined entity will be the largest satellite provider of voice, video and data
                             transmissions.                                                                                  1.8

Alpharma, Inc.*              Alpharma, a specialty pharmaceuticals manufacturer, has been negatively impacted by weakness in its generic pharmaceutical business and issues related to two of its manufacturing facilities. Despite these challenges, the company has been able to generate solid free cash flow and reduce bank debt. Alpharma has made steady progress lowering its cost structure and improving its product pipeline. The company has also announced the
                             resignation of the CEO and is looking for a strong replacement.                                 1.8

Charter Communications       Charter Communications is the fourth largest cable television operator in the United
Holdings LLC*                States, controlled by Paul Allen. Charter Communications is also one of the more levered cable operators as a result of large acquisitions and softer performance. Most recently,
                             Charter Communications has been able to issue convertible debt and complete a significant debt exchange. Both of these transactions have improved liquidity, extended maturities and
                             eliminated debt.                                                                                1.6

Time Warner Telecom*         Time Warner Telecom is a competitive telecommunications provider to business and municipal customers, with a smaller amount of wholesale revenues to national telecommunication firms.
                             The company provides managed network services that range from simple telephony to fully
                             integrated voice, video and data transmissions.                                                 1.6

Calpine Corp.*               Calpine continues to be strongly levered to a power markets recovery. This is particularly so in states such as Texas and California, where natural gas generation is on the margin most of the time. Management has taken some positive steps recently, including the sale of certain non-core generation assets as well as the remainder of the company's gas reserves,
                             to address Calpine's liquidity needs.                                                           1.6

Advanced Micro Devices, Inc. Advanced Micro Devices (AMD) is a $5 billion microprocessor chip developer for PCs and servers. AMD not only remains the most vibrant competitor to Intel, it has been leading
                             Intel on some new design chips in terms of acceptance, price and performance.                   1.4

Liberty Media Corp.          Time Warner's common stock strengthened during the period leading to an increase in the price of our holdings in the Liberty Media .75% exchangeable convertibles. One catalyst was Time Warner and Comcast teaming up to make a $17.5 billion joint bid for Adelphia
                             Communications. Also, the company has been in discussions with both Yahoo! and Microsoft, among others to monetize some or all of AOL. Lastly, Carl Ichan has accumulated a large stake in an effort to force the company to increase shareholder value through a larger stock repurchase, a higher dividend, selling or spinning out AOL and the complete separation of the company's cable operations. We continue to be very constructive on the outlook for
                             the common stock of Time Warner and therefore the exchangeable convertibles.                    1.3

Petrobras International      Petrobras is Brazil's main oil and natural gas company. Petrobras explores, markets and
Finance Co.                  supplies petroleum and its derivatives. The company also operates in other countries in
                             Latin America. High oil prices, and increased oil and gas production raised second quarter operating earnings. The company is expected to continue on a positive credit trend, which
                             goes in hand with the trend in rating upgrades expected for the sovereign credit.               1.3

Omnova Solutions, Inc.       High petroleum-based raw material costs have pressured earnings over the past year, however,
                             Omnova was successful at increasing prices sufficiently to more than offset higher costs.
                             This trend is expected to continue in the near term. Omnova is a leading U.S. producer of
                             SB Latex, which is used to coat paper and adhere carpet fiber to its backing. Omnova also
                             produces decorative products for the office, hotel and institutional refurbishment markets.     1.3

 * Includes combined holdings and/or affiliates.


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.       SEPTEMBER 30, 2005



Portfolio Information (concluded)


As of September 30, 2005


Quality Ratings by                             Percent of
S&P/Moody's                             Total Investments

BBB/Baa                                            1.1%
BB/Ba                                             10.3
B/B                                               53.0
CCC/Caa                                           14.4
CC/Ca                                              0.5
D                                                  0.3
NR (Not Rated)                                    10.0
Other*                                            10.4

 * Includes portfolio holdings in common stocks, preferred stocks, other interests, warrants and short-term investments.



                                               Percent of
Five Largest Industries                        Net Assets


Manufacturing                                      7.9%
Paper                                              7.1
Cable--U.S.                                        6.0
Energy--Other                                      5.6
Information Technology                             5.6

   For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.       SEPTEMBER 30, 2005



Performance Data


About Fund Performance


Investors are able to purchase shares of the Portfolio through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.50% per year and an account maintenance fee of 0.25% per year. These classes of shares automatically convert to Class A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions, if any, or the redemption of fund shares. The Portfolio may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results
                                                        6-Month         12-Month         10-Year        Standardized
As of September 30, 2005                              Total Return    Total Return     Total Return     30-day Yield
High Income Portfolio Class A Shares*                    +2.66%          +5.99%          + 68.83%          7.16%
High Income Portfolio Class B Shares*                    +2.39           +5.44           + 60.37           6.92
High Income Portfolio Class C Shares*                    +2.36           +5.38           + 59.33           6.86
High Income Portfolio Class I Shares*                    +2.59           +6.05           + 72.71           7.41
Credit Suisse First Boston High Yield Index**            +2.82           +6.31           +103.77            --
Merrill Lynch High Yield Master Index**                  +3.62           +6.69           + 98.20            --
Ten-Year U.S. Treasury Securities                        +3.01           +1.98           + 80.47            --

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.

** These unmanaged market-weighted indexes mirror the high-yield debt market of securities rated BBB or lower.


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.       SEPTEMBER 30, 2005



Performance Data (concluded)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

A line graph illustrating the growth of a $10,000 investment in ML Bond Fund, Inc.'s High Income Portfolio++ Class A, Class B, Class C and Class I Shares* compared to a similar investment in Credit Suisse First Boston High Yield Index++++. Values illustrated are as follows:


ML Bond Fund, Inc.'s High Income Portfolio++
Class A Shares*

Date                                             Value

September 1995                                 $ 9,600.00
September 1996                                 $10,737.00
September 1997                                 $12,272.00
September 1998                                 $11,496.00
September 1999                                 $12,145.00
September 2000                                 $12,410.00
September 2001                                 $10,912.00
September 2002                                 $10,300.00
September 2003                                 $13,611.00
September 2004                                 $15,292.00
September 2005                                 $16,207.00


ML Bond Fund, Inc.'s High Income Portfolio++
Class B Shares*

Date                                             Value

September 1995                                 $10,000.00
September 1996                                 $11,114.00
September 1997                                 $12,654.00
September 1998                                 $11,793.00
September 1999                                 $12,395.00
September 2000                                 $12,602.00
September 2001                                 $11,023.00
September 2002                                 $10,351.00
September 2003                                 $13,608.00
September 2004                                 $15,209.00
September 2005                                 $16,037.00


ML Bond Fund, Inc.'s High Income Portfolio++
Class C Shares*

Date                                             Value

September 1995                                 $10,000.00
September 1996                                 $11,108.00
September 1997                                 $12,625.00
September 1998                                 $11,776.00
September 1999                                 $12,372.00
September 2000                                 $12,553.00
September 2001                                 $10,974.00
September 2002                                 $10,300.00
September 2003                                 $13,534.00
September 2004                                 $15,120.00
September 2005                                 $15,933.00


ML Bond Fund, Inc.'s High Income Portfolio++
Class I Shares*

Date                                             Value

September 1995                                 $ 9,600.00
September 1996                                 $10,750.00
September 1997                                 $12,318.00
September 1998                                 $11,582.00
September 1999                                 $12,265.00
September 2000                                 $12,544.00
September 2001                                 $11,052.00
September 2002                                 $10,482.00
September 2003                                 $13,882.00
September 2004                                 $15,634.00
September 2005                                 $16,580.00


Credit Suisse First Boston High Yield Index++++

Date                                             Value

September 1995                                 $10,000.00
September 1996                                 $11,077.00
September 1997                                 $12,818.00
September 1998                                 $12,752.00
September 1999                                 $13,255.00
September 2000                                 $13,509.00
September 2001                                 $12,844.00
September 2002                                 $13,209.00
September 2003                                 $16,914.00
September 2004                                 $19,167.00
September 2005                                 $20,377.00

   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

  ++ The Portfolio invests principally in fixed income securities which are rated in the lower rating categories of the established rating services, or in unrated securities of comparable quality.

++++ This unmanaged market-weighted Index, which mirrors the high-yield debt market, is comprised of 423 securities rated BBB or below.

     Past performance is not predictive of future results.



Average Annual Total Return

                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 9/30/05                   +5.99%           +1.75%
Five Years Ended 9/30/05                 +5.48            +4.62
Ten Years Ended 9/30/05                  +5.38            +4.95


                                        Return            Return
                                     Without CDSC    With CDSC++++++
Class B Shares++

One Year Ended 9/30/05                   +5.44%           +1.52%
Five Years Ended 9/30/05                 +4.94            +4.66
Ten Years Ended 9/30/05                  +4.84            +4.84


                                        Return            Return
                                     Without CDSC    With CDSC++++++
Class C Shares++++

One Year Ended 9/30/05                   +5.38%         +4.40%
Five Years Ended 9/30/05                 +4.88          +4.88
Ten Years Ended 9/30/05                  +4.77          +4.77


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 9/30/05                   +6.05%         +1.81%
Five Years Ended 9/30/05                 +5.74          +4.88
Ten Years Ended 9/30/05                  +5.62          +5.19

     * Maximum sales charge is 4%.

    ** Assuming maximum sales charge.

    ++ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

  ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

++++++ Assuming payment of applicable contingent deferred sales charge.



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.       SEPTEMBER 30, 2005


Disclosure of Expenses


Shareholders of this Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Portfolio expenses. The following example (which is based on a hypothetical investment of $1,000 invested on April 1, 2005 and held through September 30, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Portfolio and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                         Expenses Paid
                                                              Beginning               Ending           During the Period*
                                                            Account Value         Account Value         April 1, 2005 to
                                                               April 1,           September 30,          September 30,
                                                                 2005                  2005                   2005
Actual

Class A                                                         $1,000              $1,026.60                $4.37
Class B                                                         $1,000              $1,023.90                $6.98
Class C                                                         $1,000              $1,023.60                $7.28
Class I                                                         $1,000              $1,025.90                $3.08

Hypothetical (5% annual return before expenses)**

Class A                                                         $1,000              $1,021.03                $4.35
Class B                                                         $1,000              $1,018.45                $6.96
Class C                                                         $1,000              $1,018.15                $7.26
Class I                                                         $1,000              $1,022.30                $3.08

 * For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class
   (.85% for Class A, 1.36% for Class B, 1.42% for Class C and .60% for Class I), multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.       SEPTEMBER 30, 2005



Schedule of Investments                                       (in U.S. dollars)


         Face
       Amount   Corporate Bonds                                       Value

Aerospace & Defense--1.5%

EUR11,306,127   Aero Invest 1 SA,10.677% due 3/01/2015 (f)(h)    $   13,470,424
USD 6,825,000   DynCorp International LLC, 9.50%
                   due 2/15/2013 (f)                                  7,132,125
    1,700,000   Standard Aero Holdings, Inc., 8.25%
                   due 9/01/2014                                      1,644,750
                                                                 --------------
                                                                     22,247,299

Airlines--0.7%

   10,700,000   American Airlines, Inc. Class C, 7.80%
                   due 4/01/2008                                     10,244,148
      636,391   Continental Airlines, Inc. Series 1998-1-C,
                   6.541% due 9/15/2009 (m)                             599,640
                                                                 --------------
                                                                     10,843,788

Automotive--5.2%

    6,550,000   Advanced Accessory Holdings Corp., 13.25%
                   due 12/15/2011 (e)                                 2,685,500
                American Tire Distributors, Inc. (f):
   15,325,000        10.304% due 4/01/2012 (a)                       14,712,000
   11,575,000        10.75% due 4/01/2013                            10,533,250
    8,000,000   Asbury Automotive Group, Inc., 8%
                   due 3/15/2014                                      7,600,000
   12,850,000   Cooper-Standard Automotive, Inc., 8.375%
                   due 12/15/2014                                    10,794,000
   10,550,000   Exide Technologies, 10.50% due 3/15/2013 (f)          8,387,250
   23,891,000   Metaldyne Corp., 11% due 6/15/2012                   16,245,880
    5,500,000   Tenneco Automotive, Inc., 8.625%
                   due 11/15/2014                                     5,541,250
                                                                 --------------
                                                                     76,499,130

Broadcasting--3.0%

    7,250,000   Emmis Communications Corp. 9.745%
                   due 6/15/2012 (a)                                  7,304,375
   17,800,000   Granite Broadcasting Corp., 9.75%
                   due 12/01/2010                                    16,287,000
    1,700,000   LIN Television Corp., 6.50% due 5/15/2013 (f)         1,610,750
   13,261,000   Paxson Communications Corp., 12.261%
                   due 1/15/2009 (e)                                 12,863,170
    7,075,000   Young Broadcasting, Inc., 8.75% due 1/15/2014         6,279,063
                                                                 --------------
                                                                     44,344,358

Cable--U.S.--6.0%

   25,500,000   Adelphia Communications Corp., 6%
                   due 2/15/2006 (c)(j)                               1,115,625
                Charter Communications Holdings LLC:
    1,025,000        10% due 4/01/2009                                  884,063
   16,650,000        9.625% due 11/15/2009                           14,152,500
    3,000,000   Charter Communications Holdings II LLC,
                   10.25% due 9/15/2010                               3,075,000
    9,000,000   Charter Communications, Inc., 5.875%
                   due 11/16/2009 (c)(f)                              7,425,000
                Intelsat Bermuda Ltd. (f):
    9,000,000        8.695% due 1/15/2012 (a)                         9,157,500
    7,050,000        8.25% due 1/15/2013                              7,094,062
   10,100,000        8.625% due 1/15/2015                            10,302,000
   11,205,000   Loral Cyberstar, Inc.,10% due 7/15/2006 (j)           9,972,450
                New Skies Satellites NV:
    2,950,000        8.539% due 11/01/2011 (a)                        3,038,500
    2,275,000        9.125% due 11/01/2012                            2,354,625
    9,262,000   PanAmSat Corp., 9% due 8/15/2014                      9,771,410



         Face
       Amount   Corporate Bonds                                       Value

Cable (concluded)

USD 3,175,000   Rainbow National Services LLC, 10.375%
                   due 9/01/2014 (f)                             $    3,587,750
    1,762,000   Skynet Senior Secured Note, 14%
                   due 12/01/2015                                     2,061,540
    8,250,000   Zeus Special Subsidiary Ltd., 9.25%
                   due 2/01/2015 (e)(f)                               5,445,000
                                                                 --------------
                                                                     89,437,025

Chemicals--4.3%

                Huntsman International, LLC:
    4,200,000        9.875% due 3/01/2009                             4,436,250
    1,829,000        10.125% due 7/01/2009                            1,881,584
    7,950,000   MacDermid, Inc., 9.125% due 7/15/2011                 8,506,500
    6,750,000   Millennium America, Inc., 9.25% due 6/15/2008         7,256,250
   17,525,000   Omnova Solutions, Inc., 11.25% due 6/01/2010         18,751,750
                PolyOne Corp.:
    8,450,000        10.625% due 5/15/2010                            8,703,500
   10,500,000        8.875% due 5/01/2012                             9,961,875
EUR 1,000,000   Rockwood Specialties Group, Inc., 7.625%
                   due 11/15/2014                                     1,241,817
USD 3,113,000   Terra Capital, Inc., 11.50% due 6/01/2010             3,564,385
                                                                 --------------
                                                                     64,303,911

Consumer--Durables--0.5%

   14,925,000   Simmons Co., 10% due 12/15/2014 (e)(f)                7,910,250

Consumer--Non-Durables--2.2%

    8,000,000   Ames True Temper, Inc., 10% due 7/15/2012             6,240,000
   15,025,000   Levi Strauss & Co., 8.804% due 4/01/2012 (a)         14,987,437
                Polysindo International Finance Co. BV (j):
    7,500,000        9.375% due 2/12/1999 (l)                           525,000
   41,725,000        11.375% due 6/15/2006                            2,920,750
   18,850,000        9.375% due 7/30/2007                             1,319,500
    7,075,000   Remington Arms Co., Inc., 10.50%
                   due 2/01/2011                                      6,721,250
                                                                 --------------
                                                                     32,713,937

Diversified Media--2.5%

    3,100,000   CanWest Media, Inc., 8% due 9/15/2012                 3,289,875
    4,700,000   Dex Media, Inc., 8% due 11/15/2013                    4,829,250
    4,150,000   Dex Media West LLC, 9.875% due 8/15/2013              4,580,562
   17,900,000   Liberty Media Corp., 0.75% due 3/30/2023 (c)         19,869,000
                Universal City Florida Holding Co.:
      800,000        8.375% due 5/01/2010                               830,000
    3,100,000        8.443% due 5/01/2010 (a)                         3,216,250
                                                                 --------------
                                                                     36,614,937

Energy--Other--4.5%

    4,425,000   Aventine Renewable Energy Holdings, Inc.,
                   9.87% due 12/15/2011 (a)(f)                        4,602,000
      655,000   Parker Drilling Co. Series B, 10.125%
                   due 11/15/2009                                       681,200
                Petrobras International Finance Co.:
   18,000,000        7.75% due 9/15/2014                             19,485,000
    5,000,000        8.375% due 12/10/2018                            5,587,500
   10,000,000   Petroleum Export Ltd. Class A3, 5.265%
                   due 6/15/2011 (f)                                 10,086,000
   12,325,000   Star Gas Partners LP,10.25% due 2/15/2013            10,044,875
   17,325,000   Suburban Propane Partners, LP, 6.875%
                   due 12/15/2013                                    15,765,750
                                                                 --------------
                                                                     66,252,325



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.       SEPTEMBER 30, 2005



Schedule of Investments (continued)                           (in U.S. dollars)


         Face
       Amount   Corporate Bonds                                       Value

Financial--1.8%

USD16,625,000   Fairfax Financial Holdings Ltd., 7.75%
                   due 4/26/2012                                 $   15,960,000
    6,841,000   Refco Finance Holdings LLC, 9%
                   due 8/01/2012                                      7,439,588
    2,500,000   Triad Acquisition Corp., 11.125%
                   due 5/01/2013 (f)                                  2,581,250
                                                                 --------------
                                                                     25,980,838

Food & Drug--1.1%

   21,451,000   Duane Reade, Inc., 9.75% due 8/01/2011               16,088,250

Food & Tobacco--5.4%

    8,075,000   American Seafoods Group LLC, 10.125%
                   due 4/15/2010                                      8,640,250
    3,200,000   AmeriQual Group LLC, 9% due 4/01/2012 (f)             3,328,000
                Commonwealth Brands, Inc. (f):
   11,750,000        9.75% due 4/15/2008                             12,337,500
   14,000,000        10.625% due 9/01/2008                           14,700,000
   20,000,000   DGS International Finance Co., 10%
                   due 6/01/2007 (f)(j)                                 200,000
    2,050,000   Del Monte Corp., 6.75% due 2/15/2015 (f)              2,060,250
                Dole Food Co., Inc.:
    6,550,000        7.25% due 6/15/2010                              6,517,250
    3,534,000        8.875% due 3/15/2011                             3,666,525
   12,000,000   Landry's Restaurants, Inc. Series B, 7.50%
                   due 12/15/2014                                    11,400,000
   15,125,000   Mrs. Fields Famous Brands, LLC, 11.50%
                   due 3/15/2011                                     14,217,500
   18,650,000   Tabletop Holdings Inc., 13.39%
                   due 5/15/2014 (e)(f)                               2,797,500
                                                                 --------------
                                                                     79,864,775

Gaming--1.2%

    2,875,000   CCM Merger, Inc., 8% due 8/01/2013 (f)                2,900,156
   14,600,000   Majestic Star Casino LLC, 9.50%
                   due 10/15/2010                                    14,454,000
                                                                 --------------
                                                                     17,354,156

Health Care--3.8%

                Alpharma, Inc.:
   15,500,000        3% due 6/01/2006 (c)                            19,917,500
    6,050,000        8.625% due 5/01/2011                             6,231,500
    6,150,000   Select Medical Corp., 7.625% due 2/01/2015            5,888,625
    7,450,000   Team Health, Inc., 9% due 4/01/2012                   7,897,000
   10,275,000   U.S. Oncology, Inc., 10.75% due 8/15/2014            11,508,000
    4,000,000   Ventas Realty, LP, 9% due 5/01/2012                   4,540,000
                                                                 --------------
                                                                     55,982,625

Housing--3.1%

   19,950,000   Ashton Woods USA LLC, 9.50%
                   due 10/01/2015 (f)                                19,251,750
                Building Materials Corp. of America:
    3,000,000        8% due 12/01/2008                                3,045,000
    5,150,000        7.75% due 8/01/2014                              4,995,500
    3,975,000   Goodman Global Holding Co., Inc., 7.875%
                   due 12/15/2012 (f)                                 3,597,375
EUR 6,925,000   Grohe Holding GmbH, 8.625% due 10/01/2014             7,409,833
USD 6,575,000   Nortek, Inc., 8.50% due 9/01/2014                     6,049,000
    1,875,000   Texas Industries, Inc., 7.25% due 7/15/2013 (f)       1,950,000
                                                                 --------------
                                                                     46,298,458



         Face
       Amount   Corporate Bonds                                       Value

Information Technology--5.6%

USD19,225,000   Advanced Micro Devices, Inc., 7.75%
                   due 11/01/2012                                $   19,705,625
                Amkor Technology, Inc.:
    7,325,000        10.50% due 5/01/2009                             6,226,250
   11,475,000        7.125% due 3/15/2011                             9,897,187
   15,000,000   Cypress Semiconductor Corp., 1.25%
                   due 6/15/2008 (c)                                 17,531,250
    8,830,000   Quantum Corp., 4.375% due 8/01/2010 (c)               8,531,988
    8,975,000   Solar Capital Corp., 9.125% due 8/15/2013 (f)         9,300,344
    6,000,000   Sungard Data Systems, Inc., 8.525%
                   due 8/15/2013 (a)(f)                               6,210,000
    5,400,000   Telcordia Technologies Inc., 10%
                   due 3/15/2013 (f)                                  5,103,000
                                                                 --------------
                                                                     82,505,644

Leisure--0.1%

    1,400,000   Intrawest Corp., 7.50% due 10/15/2013                 1,433,250

Manufacturing--7.9%

    3,175,000   Altra Industrial Motion, Inc., 9%
                   due 12/01/2011 (f)                                 3,111,500
   12,000,000   Case New Holland, Inc., 6% due 6/01/2009             11,520,000
    6,550,000   Caue Finance Ltd., 8.875% due 8/01/2015 (f)           6,844,750
    2,950,000   Chart Industries, Inc., 9.125% due 10/15/2015 (f)     2,950,000
    6,150,000   Columbus McKinnon Corp., 10% due 8/01/2010            6,718,875
   23,750,000   EaglePicher Inc., 9.75% due 9/01/2013 (j)            17,575,000
    4,200,000   FastenTech, Inc., 11.50% due 5/01/2011                4,352,250
   12,550,000   Invensys Plc, 9.875% due 3/15/2011 (f)               12,471,562
   13,700,000   Medis Technologies Ltd., 6%
                   due 7/15/2010 (c)(f)                              14,659,000
    7,000,000   Mueller Group, Inc., 10% due 5/01/2012                7,420,000
   11,775,000   Propex Fabrics, Inc., 10% due 12/01/2012             10,862,438
    2,725,000   Sensus Metering Systems, Inc., 8.625%
                   due 12/15/2013                                     2,507,000
   16,200,000   Superior Essex Communications LLC, 9%
                   due 4/15/2012                                     16,362,000
                                                                 --------------
                                                                    117,354,375

Metal--Other--1.3%

    9,800,000   Asia Aluminum Holdings Ltd., 8%
                   due 12/23/2011 (f)                                 9,861,250
   15,025,000   Kaiser Aluminum & Chemical, 12.75%
                   due 2/01/2003 (i)(l)                               1,051,750
    7,475,000   Novelis, Inc., 7.25% due 2/15/2015 (f)                7,063,875
      960,000   Southern Peru Copper Corp., 6.375%
                   due 7/27/2015 (f)                                    967,892
                                                                 --------------
                                                                     18,944,767

Packaging--4.2%

                Anchor Glass Container Corp. (o):
    5,875,000        11.077% due 9/30/2006                            5,992,500
    7,725,000        11% due 2/15/2013 (i)                            4,944,000
                Crown European Holdings SA:
    7,200,000        9.50% due 3/01/2011                              7,884,000
    7,975,000        10.875% due 3/01/2013                            9,251,000
      625,000   Owens-Illinois, Inc., 7.35% due 5/15/2008               637,500
                Pliant Corp.:
    6,100,000        11.125% due 9/01/2009                            5,246,000
   12,740,000        13% due 6/01/2010                                6,051,500
   13,150,000   Portola Packaging, Inc., 8.25% due 2/01/2012          9,205,000
   11,325,000   Tekni-Plex, Inc., 12.75% due 6/15/2010                6,285,375
                U.S. Can Corp.:
    2,475,000        10.875% due 7/15/2010                            2,598,750
      750,000        12.375% due 10/01/2010                             714,375



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.       SEPTEMBER 30, 2005



Schedule of Investments (continued)                           (in U.S. dollars)


         Face
       Amount   Corporate Bonds                                       Value

Packaging (concluded)

USD 4,000,000   Wise Metals Group LLC, 10.25%
                   due 5/15/2012                                 $    3,160,000
                                                                 --------------
                                                                     61,970,000

Paper--6.8%

   21,000,000   APP Finance II Mauritius Ltd, 12% (d)(j)                630,000
                Ainsworth Lumber Co. Ltd.:
    5,450,000        7.77% due 10/01/2010 (a)                         5,436,375
    4,925,000        7.25% due 10/01/2012                             4,629,500
    6,275,000   Domtar, Inc., 7.125% due 8/15/2015                    5,753,372
    6,325,000   Georgia-Pacific Corp., 9.375% due 2/01/2013           7,052,375
    2,331,000   Graphic Packaging International Corp., 9.50%
                   due 8/15/2013                                      2,191,140
    4,500,000   Indah Kiat International Finance Series C,
                   12.50% due 6/15/2006 (j)                           3,150,000
   14,975,000   JSG Funding Plc, 9.625% due 10/01/2012 (h)           15,049,875
EUR 7,951,991   Jefferson Smurfit Group Plc, 11.50%
                   due 10/01/2015 (f)                                 8,484,757
USD14,000,000   Mandra Forestry, 12% due 5/15/2013 (f)               14,140,000
                NewPage Corp.:
    6,475,000        9.943% due 5/01/2012 (a)                         6,118,875
    8,100,000        12% due 5/01/2013                                7,047,000
                PT Pabrik Kertas Tjiwa Kimia (f):
    2,739,605        Tranche A, 4.19% due 4/28/2015                   2,328,664
    7,051,383        Tranche B, 4.19% due 4/28/2018                   4,583,399
    9,113,607        Tranche C, 0% due 4/28/2027                      2,278,402
   11,398,000   Western Forest Products, Inc., 15%
                   due 7/28/2009 (f)(h)                              10,956,534
                                                                 --------------
                                                                     99,830,268

Retail--2.7%

   10,450,000   General Nutrition Centers, Inc., 8.625%
                   due 1/15/2011                                     10,032,000
    5,500,000   Jean Coutu Group, Inc., 8.50% due 8/01/2014           5,472,500
                Neiman-Marcus Group, Inc. (f):
    7,100,000        9% due 10/15/2015                                7,117,750
    6,750,000        10.375% due 10/15/2015                           6,716,250
    9,500,000   Southern States Cooperative, Inc., 10.50%
                   due 11/01/2010 (f)                                 9,975,000
                                                                 --------------
                                                                     39,313,500

Service--3.1%

    1,375,000   Ahern Rentals, Inc., 9.25% due 8/15/2013 (f)          1,405,937
    6,925,000   Allied Waste North America, Inc. Series B,
                   7.375% due 4/15/2014                               6,509,500
    4,000,000   Ashtead Holdings Plc, 8.625% due 8/01/2015 (f)        4,205,000
    1,900,000   Buhrmann US, Inc., 8.25% due 7/01/2014                1,942,750
    4,450,000   Knowledge Learning Corp., Inc., 7.75%
                   due 2/01/2015 (f)                                  4,361,000
    1,975,000   Mac-Gray Corp., 7.625% due 8/15/2015 (f)              2,014,500
    7,450,000   NationsRent Cos., Inc., 9.50% due 5/01/2015           7,748,000
    8,875,000   United Rentals North America, Inc., 7.75%
                   due 11/15/2013                                     8,564,375
GBP 4,975,000   WRG Acquisitions Plc, 8.099%
                   due 12/15/2011 (a)(f)                              9,010,289
                                                                 --------------
                                                                     45,761,351

Steel--0.7%

USD 9,000,000   CSN Islands VIII Corp., 9.75% due 12/16/2013 (f)      9,990,000

Telecommunications--3.1%

                ADC Telecommunications, Inc. (c):
    6,400,000        1% due 6/15/2008                                 6,496,000
    5,500,000        3.996% due 6/15/2013 (a)                         5,788,750




         Face
       Amount   Corporate Bonds                                       Value

Telecommunications (concluded)

USD   831,000   Alaska Communications Systems Holdings, Inc.,
                   9.875% due 8/15/2011                          $      907,867
    3,600,000   LCI International, Inc., 7.25% due 6/15/2007          3,510,000
                Terremark Worldwide Inc (c):
      800,000        9% due 6/15/2009                                   640,000
    7,150,000        9% due 6/15/2009 (f)                             5,720,000
   12,000,000   Time Warner Telecom Holdings, Inc., 9.25%
                   due 2/15/2014                                     12,150,000
   10,590,000   Time Warner Telecom, Inc., 10.125%
                   due 2/01/2011                                     10,907,700
                                                                 --------------
                                                                     46,120,317

Transportation--1.4%

    7,225,000   General Maritime Corp.,10% due 3/15/2013              7,947,500
   13,575,000   Titan Petrochemicals Group Ltd., 8.50%
                   due 3/18/2012 (f)                                 13,065,938
                                                                 --------------
                                                                     21,013,438

Utility--2.6%

                Calpine Corp. (f):
   13,025,000        9.875% due 12/01/2011                            9,508,250
   10,700,000        8.75% due 7/15/2013                              7,570,250
    5,600,000   Calpine Generating Co. LLC, 13.216%
                   due 4/01/2011 (a)                                  5,320,000
    3,699,000   Centerpoint Energy, Inc. Series B, 3.75%
                   due 5/15/2023 (c)                                  4,896,551
    6,850,000   Reliant Energy, Inc., 6.75% due 12/15/2014            6,730,125
    4,750,000   Tenaska Alabama Partners LP, 7%
                   due 6/30/2021 (f)                                  4,809,437
                                                                 --------------
                                                                     38,834,613

Wireless Communications--0.4%

      700,000   Digicel Ltd., 9.25% due 9/01/2012 (f)                   724,500
    4,850,000   SBA Communications Corp., 8.50%
                   due 12/01/2012                                     5,274,375
                                                                 --------------
                                                                      5,998,875

                Total Corporate Bonds
                (Cost--$1,448,877,588)--86.7%                     1,281,806,460



                Floating Rate Loan Interests (n)

Health Care--0.5%

    7,150,000   HealthSouth Corp. Term Loan A, 10.375%
                   due 1/16/2011                                      7,078,500

                Total Floating Rate Loan Interests
                (Cost--$7,150,000)--0.5%                              7,078,500



       Shares
         Held   Common Stocks

Energy--Other--1.1%

      603,781   Trico Marine Services, Inc. (i)                      16,090,764

Paper--0.2%

    1,280,355   Western Forest Products, Inc. (i)                     2,757,959
      330,542   Western Forest Products, Inc. Restricted
                   Shares (i)                                           712,007
                                                                 --------------
                                                                      3,469,966



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.       SEPTEMBER 30, 2005



Schedule of Investments (continued)                           (in U.S. dollars)


       Shares
         Held   Common Stocks                                         Value

Telecommunications--0.0%

            2   PTV, Inc. (i)                                     $       1,001

                Total Common Stocks
                (Cost--$52,118,808)--1.3%                            19,561,731



                Preferred Stocks

Broadcasting--0.3%

      105,389   Emmis Communications Corp. Class A,
                   6.25% (c)                                          4,558,074

Telecommunications--0.0%

          130   PTV, Inc. Series A, 10%                                     221

                Total Preferred Stocks
                (Cost--$4,408,773)--0.3%                              4,558,295



         Face
       Amount   Trust Preferred

Health Care--0.9%

USD13,019,000   Fresenius Medical Care Capital Trust II, 7.875%
                   due 2/01/2008                                     13,539,760

                Total Trust Preferred
                (Cost--$13,059,418)--0.9%                            13,539,760



       Shares
         Held   Warrants (b)

Cable--International--0.0%

      117,980   NTL, Inc. (expires 1/13/2011)                            70,788

Cable--U.S.--0.0%

      143,265   Loral Space & Communications
                   (expires 12/26/2006)                                     716
       15,000   Loral Space & Communications
                   (expires 1/15/2007)                                      450
                                                                 --------------
                                                                          1,166



       Shares
         Held   Warrants (b)                                          Value

Health Care--0.0%

      201,408   HealthSouth Corp. (expires 1/16/2014)            $      503,520

Wireless Communications--0.1%

        3,600   American Tower Corp. (expires 8/01/2008)              1,266,040

                Total Warrants
                (Cost--$834,901)--0.1%                                1,841,514



   Beneficial
     Interest   Other Interests (g)

Airlines--0.8%

                US Airways, Inc.--Equipment Trust
                   Certificates:
USD 1,092,000        Series 1988-F                                      218,400
    1,092,000        Series 1988-G                                      218,400
    1,092,000        Series 1988-H                                      218,400
    1,092,000        Series 1988-I                                      218,400
    1,432,000        Series A                                           286,400
    1,815,000        Series C                                           363,000
    1,107,000        Series E                                           221,400
   25,044,090   US Airways Group, Inc.--Certificate of
                   Beneficial Interest                               10,518,518

                Total Other Interests
                (Cost--$15,396,189)--0.8%                            12,262,918



                Short-Term Securities

USD115,038,594  Merrill Lynch Liquidity Series, LLC
                   Cash Sweep Series I (k)                          115,038,594

                Total Short-Term Securities
                (Cost--$115,038,594)--7.8%                          115,038,594

Total Investments
(Cost--$1,656,884,271*)--98.4%                                    1,455,687,772
Other Assets Less Liabilities--1.6%                                  22,694,921
                                                                 --------------
Net Assets--100.0%                                               $1,478,382,693
                                                                 ==============

  * The cost and unrealized appreciation (depreciation) of investments as of September 30, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                               $    1,659,863,033
                                                 ==================
    Gross unrealized appreciation                $       39,217,807
    Gross unrealized depreciation                     (243,393,068)
                                                 ------------------
    Net unrealized depreciation                  $    (204,175,261)
                                                 ==================

(a) Floating rate note.

(b) Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(c) Convertible security.

(d) Security is a perpetual bond and has no definite maturity date.

(e) Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase.

(f) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(g) Other interests represent beneficial interest in liquidation trusts and other reorganization entities.

(h) Represents a pay-in-kind security, which may pay interest in additional face/shares.

(i) Non-income producing security.

(j) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.

(k) Investments in companies considered to be an affiliate of the Porfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net            Interest
    Affiliate                                   Activity           Income

    Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                   $(86,118,674)     $3,712,583


(l) As a result of bankruptcy proceedings, the company did not repay the principal amount of the security upon maturity.

(m) Subject to principal paydowns.

(n) Floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks, or (iii) the certificate of deposit rate.

(o) Issuer filed for bankruptcy.



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.       SEPTEMBER 30, 2005



Schedule of Investments (concluded)                           (in U.S. dollars)


    For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.
    These industry classifications are unaudited.


    Swaps outstanding as of September 30, 2005 were as follows:


                                                                   Unrealized
                                                 Notional        Appreciation
                                                  Amount       (Depreciation)

    Bought credit default protection
    on Dow Jones CDX North America
    High Yield BB Index Series 4 and
    pay 2.10%

    Broker, Deutsche Bank AG London
    Expires June 2010                        $  2,425,000          $    2,505

    Bought credit default protection
    on Dow Jones CDX North America
    High Yield BB Index Series 4 and
    pay 2.10%

    Broker, Deutsche Bank AG London
    Expires June 2010                        $  1,600,000                (22)

    Sold credit default protection on
    Dow Jones CDX North America
    High Yield B Index Series 4 and
    receive 3.40%

    Broker, Deutsche Bank AG London
    Expires June 2010                        $  4,000,000            (12,300)

    Sold credit default protection on
    Dow Jones CDX North America
    High Yield B Index Series 4 and
    receive 3.40%

    Broker, Lehman Brothers
    Special Finance
    Expires June 2010                         $ 5,975,000            (48,248)



    Swaps outstanding as of September 30, 2005 were as follows (concluded):


                                                                   Unrealized
                                                 Notional        Appreciation
                                                  Amount       (Depreciation)

    Sold credit default protection on
    Dow Jones CDX North America
    High Yield B Index Series 4 and
    receive 3.40%

    Broker, JPMorgan Chase
    Expires June 2010                        $  7,500,000        $   (23,102)

    Sold credit default protection on
    Dow Jones CDX North America
    High Yield B Index Series 4 and
    receive 3.40%

    Broker, UBS Warburg
    Expires June 2010                        $ 20,000,000           (136,500)

    Bought credit default protection on
    Chemtura Corp. and pay 1.26%

    Broker, Credit Suisse First Boston
    Expires December 2010                    $  3,575,000             (1,738)

    Bought credit default protection on
    Chemtura Corp. and pay 1.42%

    Broker, Morgan Stanley
    Capital Services
    Expires December 2010                    $  3,575,000            (27,656)
                                                                 ------------
    Total                                                        $  (247,061)
                                                                 ============


    Financial futures contracts sold as of September 30, 2005 were as follows:


    Number of                     Expiration        Face        Unrealized
    Contracts     Issue              Date          Value       Appreciation

      455      10-Year U.S.        December
              Treasury Note          2005       $50,629,767     $615,314


    Currency Abbreviations

        EUR   Euro
        GBP   British Pound
        USD   U.S. Dollar

    See Notes to Financial Statements.



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.       SEPTEMBER 30, 2005


Statement of Assets and Liabilities

As of September 30, 2005
Assets

       Investments in unaffiliated securities, at value (identified cost--$1,541,845,677)                         $ 1,340,649,178
       Investments in affiliated securities, at value (identified cost--$115,038,594)                                 115,038,594
       Cash                                                                                                            15,077,376
       Cash held as collateral for financial futures contracts                                                            350,000
       Swap premium paid                                                                                                  519,440
       Receivables:
           Interest (including $373,531 from affiliates)                                       $    29,926,825
           Capital shares sold                                                                       1,849,044
           Variation margin                                                                            149,297
           Dividends                                                                                    82,335
           Swaps                                                                                        40,564
           Other                                                                                       943,487         32,991,552
                                                                                               ---------------
       Prepaid expenses                                                                                                    50,127
                                                                                                                  ---------------
       Total assets                                                                                                 1,504,676,267
                                                                                                                  ---------------

Liabilities

       Unrealized depreciation on swaps                                                                                   247,061
       Payables:
           Securities purchased                                                                     17,534,429
           Capital shares redeemed                                                                   4,742,644
           Dividends to shareholders                                                                 2,211,595
           Distributor                                                                                 551,448
           Investment adviser                                                                          459,697
           Other affiliates                                                                            406,283         25,906,096
                                                                                               ---------------
       Accrued expenses and other liabilities                                                                             140,417
                                                                                                                  ---------------
       Total liabilities                                                                                               26,293,574
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $ 1,478,382,693
                                                                                                                  ===============

Net Assets Consist of

       Class A Shares of Common Stock, $.10 par value, 500,000,000 shares authorized                              $     9,665,003
       Class B Shares of Common Stock, $.10 par value, 1,500,000,000 shares authorized                                  8,491,163
       Class C Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                                    4,364,529
       Class I Shares of Common Stock, $.10 par value, 500,000,000 shares authorized                                    6,762,146
       Paid-in capital in excess of par                                                                             3,555,149,451
       Undistributed investment income--net                                                    $    18,497,240
       Accumulated realized capital losses--net                                                (1,923,683,111)
       Unrealized depreciation--net                                                              (200,863,728)
                                                                                               ---------------
       Total accumulated losses--net                                                                              (2,106,049,599)
                                                                                                                  ---------------
       Net Assets                                                                                                 $ 1,478,382,693
                                                                                                                  ===============

Net Asset Value

       Class A--Based on net assets of $488,005,802 and 96,650,025 shares outstanding                             $          5.05
                                                                                                                  ===============
       Class B--Based on net assets of $428,811,741 and 84,911,627 shares outstanding                             $          5.05
                                                                                                                  ===============
       Class C--Based on net assets of $220,443,169 and 43,645,290 shares outstanding                             $          5.05
                                                                                                                  ===============
       Class I--Based on net assets of $341,121,981 and 67,621,460 shares outstanding                             $          5.04
                                                                                                                  ===============

       See Notes to Financial Statements.


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.       SEPTEMBER 30, 2005


Statement of Operations

For the Year Ended September 30, 2005
Investment Income

       Interest (including $3,712,583 from affiliates and net of $89 foreign withholding tax)                     $   140,789,866
       Dividends                                                                                                          622,661
       Other                                                                                                            3,150,828
                                                                                                                  ---------------
       Total income                                                                                                   144,563,355
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $     7,157,090
       Account maintenance and distribution fees--Class B                                            4,133,860
       Account maintenance and distribution fees--Class C                                            1,672,120
       Account maintenance fees--Class A                                                             1,218,108
       Transfer agent fees--Class B                                                                    833,586
       Transfer agent fees--Class A                                                                    638,192
       Transfer agent fees--Class I                                                                    620,233
       Accounting services                                                                             460,730
       Transfer agent fees--Class C                                                                    336,001
       Printing and shareholder reports                                                                115,915
       Custodian fees                                                                                   87,244
       Registration fees                                                                                82,813
       Professional fees                                                                                55,856
       Pricing fees                                                                                     22,863
       Directors' fees and expenses                                                                     21,301
       Other                                                                                            69,592
                                                                                               ---------------
       Total expenses                                                                                                  17,525,504
                                                                                                                  ---------------
       Investment income--net                                                                                         127,037,851
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized loss on:
           Investments--net                                                                       (52,033,779)
           Futures contracts and swaps--net                                                        (1,398,887)
           Foreign currency transactions--net                                                        (636,189)       (54,068,855)
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                         24,103,925
           Futures contracts and swaps--net                                                            737,177
           Foreign currency transactions--net                                                         (35,663)         24,805,439
                                                                                               ---------------    ---------------
       Total realized and unrealized loss--net                                                                       (29,263,416)
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $    97,774,435
                                                                                                                  ===============

       See Notes to Financial Statements.


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.       SEPTEMBER 30, 2005


Statements of Changes in Net Assets
                                                                                                      For the Year Ended
                                                                                                        September 30,
Increase (Decrease) in Net Assets:                                                                    2005             2004
Operations

       Investment income--net                                                                  $   127,037,851    $   134,548,658
       Realized loss--net                                                                         (54,068,855)       (36,203,272)
       Change in unrealized appreciation/depreciation--net                                          24,805,439        128,283,727
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         97,774,435        226,629,113
                                                                                               ---------------    ---------------

Dividends to Shareholders

       Investment income--net:
           Class A                                                                                (37,949,072)       (32,091,292)
           Class B                                                                                (39,606,978)       (49,998,908)
           Class C                                                                                (15,083,283)       (11,747,376)
           Class I                                                                                (37,911,824)       (40,663,219)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to shareholders                       (130,551,157)      (134,500,795)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net decrease in net assets derived from capital share transactions                        (339,395,472)      (155,575,271)
                                                                                               ---------------    ---------------

Contributions from Affiliates & Redemption Fees

       Contributions from affiliates                                                                        --            809,067
       Redemption fees                                                                                  13,142              2,254
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from contributions from affiliates and
       redemption fees                                                                                  13,142            811,321
                                                                                               ---------------    ---------------

Net Assets

       Total decrease in net assets                                                              (372,159,052)       (62,635,632)
       Beginning of year                                                                         1,850,541,745      1,913,177,377
                                                                                               ---------------    ---------------
       End of year*                                                                            $ 1,478,382,693    $ 1,850,541,745
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $    18,497,240    $    18,782,484
                                                                                               ===============    ===============

             See Notes to Financial Statements.


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.       SEPTEMBER 30, 2005


Financial Highlights
                                                                                              Class A

The following per share data and ratios have been derived                         For the Year Ended September 30,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

       Net asset value, beginning of year                         $     5.15    $     4.92   $     4.05   $     4.74   $     6.04
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net                                          .39++         .36++        .38++          .46          .61
       Realized and unrealized gain (loss)--net                      (.09)**         .23**          .89        (.69)       (1.30)
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .30           .59         1.27        (.23)        (.69)
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends from investment income--net                      (.40)         (.36)        (.40)        (.46)        (.61)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of year                               $     5.05    $     5.15   $     4.92   $     4.05   $     4.74
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                              5.99%     12.35%+++       32.13%      (5.60%)     (12.10%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses                                                         .85%          .89%         .86%         .86%         .86%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income--net                                          7.58%         7.09%        8.39%        9.93%       11.23%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                     $  488,006    $  471,585   $  411,467   $  274,069   $  268,633
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             67.06%       102.54%      106.52%       46.18%       23.24%
                                                                  ==========    ==========   ==========   ==========   ==========

         * Total investment returns exclude the effects of sales charges.

        ** Includes redemption fees, which are less than $.01 per share.

        ++ Based on average shares outstanding.

       +++ Fund Asset Management, L.P. (an affiliate), reimbursed the Portfolio in connection with the write-off of an uncollectible interest receivable amount. Reimbursement had no impact on total investment return.

           See Notes to Financial Statements.


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.       SEPTEMBER 30, 2005


Financial Highlights (continued)
                                                                                              Class B

The following per share data and ratios have been derived                         For the Year Ended September 30,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

       Net asset value, beginning of year                         $     5.15    $     4.92   $     4.05   $     4.74   $     6.04
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net                                          .36++         .34++        .36++          .43          .58
       Realized and unrealized gain (loss)--net                      (.08)**         .23**          .88        (.69)       (1.30)
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .28           .57         1.24        (.26)        (.72)
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends from investment income--net                      (.38)         (.34)        (.37)        (.43)        (.58)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of year                               $     5.05    $     5.15   $     4.92   $     4.05   $     4.74
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                              5.44%     11.77%+++       31.45%      (6.09%)     (12.56%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses                                                        1.37%         1.40%        1.39%        1.39%        1.37%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income--net                                          6.99%         6.57%        8.00%        9.52%       10.78%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                     $  428,812    $  648,270   $  852,371   $  894,051   $1,387,523
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             67.06%       102.54%      106.52%       46.18%       23.24%
                                                                  ==========    ==========   ==========   ==========   ==========

         * Total investment returns exclude the effects of sales charges.

        ** Includes redemption fees, which are less than $.01 per share.

        ++ Based on average shares outstanding.

       +++ Fund Asset Management, L.P. (an affiliate), reimbursed the Portfolio in connection with the write-off of an uncollectible interest receivable amount. Reimbursement had no impact on total investment return.

           See Notes to Financial Statements.


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.       SEPTEMBER 30, 2005


Financial Highlights (continued)
                                                                                              Class C

The following per share data and ratios have been derived                         For the Year Ended September 30,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

       Net asset value, beginning of year                         $     5.15    $     4.92   $     4.05   $     4.74   $     6.04
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net                                          .36++         .33++        .35++          .43          .58
       Realized and unrealized gain (loss)--net                      (.09)**         .23**          .89        (.69)       (1.30)
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .27           .56         1.24        (.26)        (.72)
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends from investment income--net                      (.37)         (.33)        (.37)        (.43)        (.58)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of year                               $     5.05    $     5.15   $     4.92   $     4.05   $     4.74
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                              5.38%     11.72%+++       31.38%      (6.14%)     (12.60%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses                                                        1.43%         1.46%        1.44%        1.44%        1.43%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income--net                                          7.00%         6.53%        7.88%        9.37%       10.69%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                     $  220,443    $  191,203   $  177,568   $  147,198   $  177,236
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             67.06%       102.54%      106.52%       46.18%       23.24%
                                                                  ==========    ==========   ==========   ==========   ==========

         * Total investment returns exclude the effects of sales charges.

        ** Includes redemption fees, which are less than $.01 per share.

        ++ Based on average shares outstanding.

       +++ Fund Asset Management, L.P. (an affiliate), reimbursed the Portfolio in connection with the write-off of an uncollectible interest receivable amount. Reimbursement had no impact on total investment return.

           See Notes to Financial Statements.


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.       SEPTEMBER 30, 2005


Financial Highlights (concluded)
                                                                                              Class I

The following per share data and ratios have been derived                         For the Year Ended September 30,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

       Net asset value, beginning of year                         $     5.15    $     4.92   $     4.05   $     4.73   $     6.03
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net                                          .40++         .37++        .39++          .47          .62
       Realized and unrealized gain (loss)--net                      (.09)**         .24**          .89        (.68)       (1.30)
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .31           .61         1.28        (.21)        (.68)
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends from investment income--net                      (.42)         (.38)        (.41)        (.47)        (.62)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of year                               $     5.04    $     5.15   $     4.92   $     4.05   $     4.73
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                              6.05%     12.63%+++       32.42%      (5.16%)     (11.92%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses                                                         .60%          .64%         .61%         .62%         .61%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income--net                                          7.75%         7.33%        8.69%       10.21%       11.52%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                     $  341,122    $  539,484   $  471,771   $  377,623   $  438,383
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             67.06%       102.54%      106.52%       46.18%       23.24%
                                                                  ==========    ==========   ==========   ==========   ==========

         * Total investment returns exclude the effects of sales charges.

        ** Includes redemption fees, which are less than $.01 per share.

        ++ Based on average shares outstanding.

       +++ Fund Asset Management, L.P. (an affiliate), reimbursed the Portfolio in connection with the write-off of an uncollectible interest receivable amount. Reimbursement had no impact on total investment return.

           See Notes to Financial Statements.


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.       SEPTEMBER 30, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
High Income Portfolio (the "Portfolio") is one of three portfolios in Merrill Lynch Bond Fund, Inc. (the "Fund") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Portfolio offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Equity securities that are held by the Portfolio, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.       SEPTEMBER 30, 2005



Notes to Financial Statements (continued)


(b) Derivative financial instruments--The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Portfolio may purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added
to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Swaps--The Portfolio may enter into swap agreements, which are over-the-counter contracts in which the Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Portfolio are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks may exceed amounts recognized in the financial statements. Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Income taxes--It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Portfolio amortizes all premiums and discounts on debt securities.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Expenses--Certain expenses have been allocated to the individual portfolios in the Fund on a pro rata basis based upon the respective aggregate net asset value of each portfolio included in the Fund.



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.       SEPTEMBER 30, 2005



Notes to Financial Statements (continued)


(h) Securities lending--The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $3,228,062 has been reclassified between accumulated net realized capital losses and undistributed net investment income. This reclassification is the result of permanent differences attributable to swap agreements, foreign currency transactions, amortization methods on fixed income securities and securities in default. This reclassification has no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which MLAM U.K. provides investment advisory services to FAM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

FAM is responsible for the management of the Fund's Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee with respect to the Portfolio based upon the aggregate average daily value of the Portfolio's net assets and the Fund's Intermediate Term Portfolio and Master Core Bond Portfolio of Master Bond Trust net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding
$250 million; .50% of average daily net assets in excess of $250 million but not exceeding $500 million; .45% of average daily net assets in excess of $500 million but not exceeding $750 million; and .40% of average daily net assets in excess of $750 million. For the year ended September 30, 2005, the aggregate average daily net assets of the Portfolio, including the Fund's Intermediate Term Portfolio and Master Core Bond Portfolio, was approximately $4,985,377,000.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12(b)-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Portfolio as follows:

                                      Account
                                  Maintenance          Distribution
                                          Fee                   Fee

Class A                                  .25%                    --
Class B                                  .25%                  .50%
Class C                                  .25%                  .55%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.       SEPTEMBER 30, 2005



Notes to Financial Statements (continued)


For the year ended September 30, 2005, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Portfolio's Class A and Class I Shares as follows:

                                                FAMD             MLPF&S

Class A                                     $ 33,218          $ 311,529
Class I                                     $  3,138          $  23,991


For the year ended September 30, 2005, MLPF&S received contingent deferred sales charges of $423,436 and $34,912 relating to transactions in Class B and Class C Shares of the Portfolio, respectively.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Portfolio also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates.

In addition, MLPF&S received $3,625 in commissions on the execution of portfolio security transactions for the Portfolio for the year ended September 30, 2005.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended September 30, 2005, the Portfolio reimbursed FAM $39,319 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLAM U.K., FAMD, ML & Co., and/or MLIM, LLC.


3. Investments:
Purchases and sales of investments (including paydowns), excluding short-term securities, for the year ended September 30, 2005 were $1,041,157,958 and $1,318,841,671, respectively.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $339,395,472 and $155,575,271 for the years ended September 30, 2005 and September 30, 2004, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                                      Dollar
Ended September 30, 2005                      Shares             Amount

Shares sold                               16,573,666    $    85,777,658
Automatic conversion of shares            12,963,188         66,744,231
Shares issued to shareholders in
   reinvestment of dividends               4,041,045         20,818,359
                                     ---------------    ---------------
Total issued                              33,577,899        173,340,248
Shares redeemed                         (28,478,789)      (146,606,214)
                                     ---------------    ---------------
Net increase                               5,099,110    $    26,734,034
                                     ===============    ===============


Class A Shares for the Year                                      Dollar
Ended September 30, 2004                      Shares             Amount

Shares sold                               11,724,005    $    59,781,193
Automatic conversion of shares            17,284,262         88,471,569
Shares issued to shareholders in
   reinvestment of dividends               3,262,341         16,685,491
                                     ---------------    ---------------
Total issued                              32,270,608        164,938,253
Shares redeemed                         (24,337,153)      (124,613,195)
                                     ---------------    ---------------
Net increase                               7,933,455    $    40,325,058
                                     ===============    ===============


Class B Shares for the Year                                      Dollar
Ended September 30, 2005                      Shares             Amount

Shares sold                                5,635,202    $    29,242,286
Shares issued to shareholders in
   reinvestment of dividends               3,437,367         17,748,293
                                     ---------------    ---------------
Total issued                               9,072,569         46,990,579
                                     ---------------    ---------------
Automatic conversion of shares          (12,963,166)       (66,744,231)
Shares redeemed                         (37,023,658)      (191,426,047)
                                     ---------------    ---------------
Total redeemed                          (49,986,824)      (258,170,278)
                                     ---------------    ---------------
Net decrease                            (40,914,255)    $ (211,179,699)
                                     ===============    ===============


Class B Shares for the Year                                      Dollar
Ended September 30, 2004                      Shares             Amount

Shares sold                                8,156,775    $    41,636,213
Shares issued to shareholders in
   reinvestment of dividends               4,228,097         21,608,900
                                     ---------------    ---------------
Total issued                              12,384,872         63,245,113
                                     ---------------    ---------------
Automatic conversion of shares          (17,287,114)       (88,471,569)
Shares redeemed                         (42,566,080)      (217,545,473)
                                     ---------------    ---------------
Total redeemed                          (59,853,194)      (306,017,042)
                                     ---------------    ---------------
Net decrease                            (47,468,322)    $ (242,771,929)
                                     ===============    ===============



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.       SEPTEMBER 30, 2005



Notes to Financial Statements (concluded)


Class C Shares for the Year                                      Dollar
Ended September 30, 2005                      Shares             Amount

Shares sold                               16,285,467    $    84,255,178
Shares issued to shareholders in
   reinvestment of dividends               1,791,300          9,220,763
                                     ---------------    ---------------
Total issued                              18,076,767         93,475,941
Shares redeemed                         (11,538,023)       (59,562,637)
                                     ---------------    ---------------
Net increase                               6,538,744    $    33,913,304
                                     ===============    ===============


Class C Shares for the Year                                      Dollar
Ended September 30, 2004                      Shares             Amount

Shares sold                                9,856,805    $    50,336,677
Shares issued to shareholders in
   reinvestment of dividends               1,194,361          6,110,806
                                     ---------------    ---------------
Total issued                              11,051,166         56,447,483
Shares redeemed                         (10,018,208)       (51,124,366)
                                     ---------------    ---------------
Net increase                               1,032,958    $     5,323,117
                                     ===============    ===============


Class I Shares for the Year                                      Dollar
Ended September 30, 2005                      Shares             Amount

Shares sold                                8,749,442    $    45,297,625
Shares issued to shareholders in
   reinvestment of dividends               4,245,074         21,919,381
                                     ---------------    ---------------
Total issued                              12,994,516         67,217,006
Shares redeemed                         (50,216,853)      (256,080,117)
                                     ---------------    ---------------
Net decrease                            (37,222,337)    $ (188,863,111)
                                     ===============    ===============


Class I Shares for the Year                                      Dollar
Ended September 30, 2004                      Shares             Amount

Shares sold                               43,617,517    $   220,352,544
Shares issued to shareholders in
   reinvestment of dividends               4,301,782         22,013,114
                                     ---------------    ---------------
Total issued                              47,919,299        242,365,658
Shares redeemed                         (39,009,553)      (200,817,175)
                                     ---------------    ---------------
Net increase                               8,909,746    $    41,548,483
                                     ===============    ===============


The Portfolio charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Portfolio shares made within 30 days of purchase. The redemption fee is paid to the Portfolio and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Portfolio.


5. Short-Term Borrowings:
The Portfolio, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2005. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .07% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Portfolio did not borrow under the credit agreement during the year ended September 30, 2005.


6. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended September 30, 2005 and September 30, 2004 was as follows:

                                           9/30/2005          9/30/2004

Distributions paid from:
   Ordinary income                   $   130,551,157    $   134,500,795
                                     ---------------    ---------------
Total taxable distributions          $   130,551,157    $   134,500,795
                                     ===============    ===============


As of September 30, 2005, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income--net                    $      21,256,000
Undistributed long-term capital gains--net                           --
                                                      -----------------
Total undistributed earnings--net                            21,256,000
Capital loss carryforward                              (1,861,898,611)*
Unrealized losses--net                                  (265,406,988)**
                                                      -----------------
Total accumulated losses--net                         $ (2,106,049,599)
                                                      =================

 * On September 30, 2005, the Portfolio had a net capital loss carry-forward of $1,861,898,611, of which $74,968,568 expires in 2007,
   $60,400,417 expires in 2008, $387,766,347 expires in 2009,
   $187,386,138 expires in 2010, $684,131,730 expires in 2011,
   $458,613,508 expires in 2012 and $8,631,903 expires in 2013.
   This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the book/ tax differences in the accrual of income on securities in default, the realization for tax purposes of unrealized gains/(losses) on certain futures contracts, the deferral of post-October capital losses for tax purposes and other book/tax temporary differences.



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.       SEPTEMBER 30, 2005



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of Merrill Lynch Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of High Income Portfolio (one of the portfolios constituting Merrill Lynch Bond Fund, Inc. (the "Fund")) as of September 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of High Income Portfolio of Merrill Lynch Bond Fund, Inc. as of September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
November 23, 2005



Important Tax Information (unaudited)


The following information is provided with respect to the ordinary income distributions paid monthly by High Income Portfolio of Merrill Lynch Bond Fund, Inc. during the fiscal year ended September 30, 2005:


                                   October to
                                     November       December
                                         2004           2004

Qualified Dividend Income
   for Individuals                      1.51%          1.24%
Dividends Qualifying for the
   Dividends Received Deduction
   for Corporations                      .44%           .44%



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.       SEPTEMBER 30, 2005


Officers and Directors
                                                                                               Number of
                                                                                               Portfolios in  Other Public
                        Position(s)  Length of                                                 Fund Complex   Directorships
                        Held with    Time                                                      Overseen by    Held by
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years      Director       Director
Interested Director


Robert C. Doll, Jr.*    President    2005 to  President of the MLIM/FAM-advised funds since    130 Funds      None
P.O. Box 9011           and          present  2005; President of MLIM and FAM since 2001;      175 Portfolios
Princeton,              Director              Co-Head (Americas Region) thereof from 2000
NJ 08543-9011                                 to 2001 and Senior Vice President from 1999 to
Age: 51                                       2001; President and Director of Princeton Services,
                                              Inc. ("Princeton Services") since 2001; President
                                              of Princeton Administrators, L.P. ("Princeton
                                              Administrators") since 2001; Chief Investment
                                              Officer of OppenheimerFunds, Inc. in 1999 and
                                              Executive Vice President thereof from 1991
                                              to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as described in the Investment Company Act, of the Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton
   Administrators. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.       SEPTEMBER 30, 2005


Officers and Directors (continued)
                                                                                               Number of
                                                                                               Portfolios in  Other Public
                        Position(s)  Length of                                                 Fund Complex   Directorships
                        Held with    Time                                                      Overseen by    Held by
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years      Director       Director
Independent Directors*


Ronald W. Forbes**      Director     1981 to  Professor Emeritus of Finance, School of         49 Funds       None
P.O. Box 9095                        present  Business, State University of New York at        49 Portfolios
Princeton,                                    Albany since 2000 and Professor thereof from
NJ 08543-9095                                 1989 to 2000; International Consultant, Urban
Age: 65                                       Institute, Washington D.C. from 1995 to 1999.


Cynthia A. Montgomery   Director     1994 to  Professor, Harvard Business School since 1989;   49 Funds       Newell
P.O. Box 9095                        present  Associate Professor, J.L. Kellogg Graduate       49 Portfolios  Rubbermaid, Inc.
Princeton,                                    School of Management, Northwestern University                   (manufacturing)
NJ 08543-9095                                 from 1985 to 1989; Associate Professor, Graduate
Age: 53                                       School of Business Administration, University of
                                              Michigan from 1979 to 1985; Director, Harvard
                                              Business School of Publishing since 2005.


Jean Margo Reid         Director     2004 to  Self-employed consultant since 2001; Counsel     49 Funds       None
P.O. Box 9095                        present  of Alliance Capital Management (investment       49 Portfolios
Princeton,                                    adviser) in 2000; General Counsel, Director and
NJ 08543-9095                                 Secretary of Sanford C. Bernstein & Co., Inc.
Age: 60                                       (investment adviser/broker-dealer) from 1997
                                              to 2000; Secretary, Sanford C. Bernstein Fund,
                                              Inc. from 1994 to 2000; Director and Secretary
                                              of SCB, Inc. since 1998; Director and Secretary
                                              of SCB Partners, Inc. since 2000; and Director of
                                              Covenant House from 2001 to 2004.


Roscoe S. Suddarth      Director     2000 to  President, Middle East Institute, from 1995      49 Funds       None
P.O. Box 9095                        present  to 2001; Foreign Service Officer, United States  49 Portfolios
Princeton,                                    Foreign Service, from 1961 to 1995; Career
NJ 08543-9095                                 Minister from 1989 to 1995; Deputy Inspector
Age: 70                                       General, U.S. Department of State, from 1991
                                              to 1994; U.S. Ambassador to the Hashemite
                                              Kingdom of Jordan from 1987 to 1990.


Richard R. West         Director     1980 to  Professor of Finance from 1984 to 1995, Dean     49 Funds       Bowne & Co.,
P.O. Box 9095                        present  from 1984 to 1993 and since 1995 Dean            49 Portfolios  Inc. (financial
Princeton,                                    Emeritus of New York University's Leonard N.                    printers);
NJ 08543-9095                                 Stern School of Business Administration.                        Vornado Realty
Age: 67                                                                                                       Trust (real estate
                                                                                                              company);
                                                                                                              Alexander's, Inc.
                                                                                                              (real estate
                                                                                                              company)


Edward D. Zinbarg       Director     2000 to  Self-employed financial consultant since 1994;   49 Funds       None
P.O. Box 9095                        present  Executive Vice President of the Prudential       49 Portfolios
Princeton,                                    Insurance Company of America from 1988 to
NJ 08543-9095                                 1994; Former Director of Prudential Reinsurance
Age: 70                                       Company and former Trustee of the Prudential
                                              Foundation.


 * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Chairman of the Board and the Audit Committee.


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.       SEPTEMBER 30, 2005


Officers and Directors (concluded)

                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke         Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
P.O. Box 9011           President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
Princeton,              and          and      since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999; Vice
NJ 08543-9011           Treasurer    1999 to  President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from
Age: 45                              present  1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.


B. Daniel Evans         Vice         2002 to  Managing Director of MLIM since 2004; Director (Global Fixed Income) of MLIM
P.O. Box 9011           President    present  from 2000 to 2004; Vice President of MLIM from 1995 to 2000.
Princeton,
NJ 08543-9011
Age: 61


Jeffrey Hiller          Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
P.O. Box 9011           Compliance   present  and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief
Princeton,              Officer               Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
NJ 08543-9011                                 Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
Age: 54                                       Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                              Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance
                                              Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the
                                              Commission's Division of Enforcement in Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino     Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
P.O. Box 9011                        present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD
Princeton,                                    and Princeton Services since 2004.
NJ 08543-9011
Age: 45


 * Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.       SEPTEMBER 30, 2005


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
           (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 -   Principal Accountant Fees and Services

           (a) Audit Fees -  Fiscal Year Ending September 30, 2005 - $39,000
                             Fiscal Year Ending September 30, 2004 - $36,000

           (b) Audit-Related Fees -
                             Fiscal Year Ending September 30, 2005 - $0
                             Fiscal Year Ending September 30, 2004 - $0

           (c) Tax Fees -    Fiscal Year Ending September 30, 2005 - $5,700
                             Fiscal Year Ending September 30, 2004 - $5,800

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -
                             Fiscal Year Ending September 30, 2005 - $0
                             Fiscal Year Ending September 30, 2004 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending September 30, 2005 - $6,827,388
               Fiscal Year Ending September 30, 2004 - $14,091,966

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


High Income Portfolio of Merrill Lynch Bond Fund, Inc.


By:     /s/ Robert C. Doll, Jr.
       ------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       High Income Portfolio of Merrill Lynch Bond Fund, Inc.


Date: November 17, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       ------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       High Income Portfolio of Merrill Lynch Bond Fund, Inc.


Date: November 17, 2005


By:     /s/ Donald C. Burke
       ------------------------------
       Donald C. Burke,
       Chief Financial Officer of
       High Income Portfolio of Merrill Lynch Bond Fund, Inc.


Date: November 17, 2005